TPLIC Letterhead

September 2, 2016

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:	WRL Series Life Account of Transamerica Premier Life Insurance Company, SEC File No.
811-04420
➢	WRL Freedom Elite Builder, Registration No. 333-199055
➢	Transamerica® Associate Freedom Elite Builder, Registration No. 333-199059
➢	WRL Freedom Elite, Registration No. 333-199063
➢	WRL Financial Freedom Builder, Registration No. 333-199057
➢	WRL Freedom Equity Protector, Registration No. 033-199058
➢	WRL Freedom Wealth Protector, Registration No. 033-199056
➢	WRL Freedom Elite Advisor, Registration No. 333-199060
➢	WRL Xcelerator and WRL Xcelerator Focus, Registration No. 333-199062
➢	Transamerica® Xcelerator Exec Registration Number 333-199054
➢	Transamerica® Freedom Elite Builder II, Registration No. 333-199047
➢	WRL ForLife, Registration No. 333-199061
➢	WRL Freedom SP Plus, Registration No. 333-199067
➢	The Equity Protector, Registration No. 333-199068
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) (the "Company") on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual report dated June 30, 2016 for the underlying management investment company listed below (the "Fund"). This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILING:
Access One Trust, SEC File No. 811-21634
Transamerica Series Trust, SEC File No. 811-04419
Fidelity Variable Insurance Products Fund, SEC File No. 811-03329
Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511
Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205
ProFunds, SEC File No. 811-08239
AllianceBernstein Variable Products Series Fund, Inc.  SEC File No. 811-05398
Franklin Templeton Variable Insurance Products Trust SEC File No. 811-05583

Some of the funds included in the Fund Company's semi-annual report filing may not be available under every Policy offered by the Registrant.

The Company understands that the Fund has filed, or will file, its semi-annual report with the Commission under the separate cover, pursuant to Rule 30d-1.

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

To the extent necessary, the filing is incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Carol Parker at (727) 299-1770.

Sincerely,

/s/Arthur D. Woods

Arthur D. Woods
Transamerica Premier Life Insurance Company